EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-K/A Amendment No. 1 to Annual Report on Form 10-K of Cyber Apps World, Inc. (the “Company”) for the year ended July 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Luca Benedetto, President and Treasurer (Principal Executive, Financial and Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date: December 15, 2023	By:	/s/ Luca Benedetto
Luca Benedetto
President and Treasurer
(Principal Executive, Financial and Accounting Officer)